UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 23, 2006

PRESTIGE BRANDS HOLDINGS, INC.

Delaware	001-32433	20-1297589
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

90 North Broadway, Irvington, New York 10533
(Address of Principal executive offices, including Zip Code)

(914) 524-6810
(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the resumption of duties as President and Chief Executive Officer of Prestige Brands Holdings, Inc. (the “Company”) on an interim basis, the Company and Peter C. Mann entered into a compensatory arrangement whereby Mr. Mann will be paid an annualized salary of $442,000, which salary is equal to the annual salary Mr. Mann was receiving when he relinquished his position as Chief Executive Officer of the Company.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)  On June 23, 2006, the Company's Board of Directors determined that Frank Palantoni would conclude his duties as the Company's Chief Executive Officer and President and as a director of the Company, effective immediately.

(c)  On June 23, 2006, Mr. Mann was appointed as interim President and Chief Executive Officer. Mr. Mann, age 64, will continue to serve as the Chairman of the Board of the Company, a position he has held since the Company’s incorporation in June 2004. From June 2004 through August 2005, Mr. Mann was the Chief Executive Officer and President of the Company. From August 2005 through March 31, 2006, Mr. Mann served as Chief Executive Officer of the Company. Mr. Mann previously served as President and Chief Executive Officer of Medtech Holdings, Inc. (the Company’s predecessor) from June 2001 until June 2004.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)  Effective June 23, 2006, the Board amended Article II, Section 4 of the Company’s Amended and Restated Bylaws (the “Bylaws”) to provide that stockholders be given notice of meetings not less than 10 nor more than 60 days prior to the meeting. This section previously provided that stockholders receive notice of meetings not less than 30 nor more than 60 days prior to the meeting.

Also effective June 23, 2006, the Board amended Article VII of the Bylaws to provide that alteration or repeal of the Bylaws by the stockholders requires the affirmative vote of 66-2/3% of the outstanding shares of the Company. This article previously required the affirmative vote of a majority of the outstanding shares of the Company.

The amendments to the Bylaws are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

A copy of the press release issued by the Company on June 26, 2006 is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit	Description
3.1	June 23, 2006 Amendments to the Amended and Restated Bylaws of the Company
99.1	Press Release issued by Prestige Brands Holdings, Inc. dated June 26, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2006 PRESTIGE BRANDS HOLDINGS, INC.

By: /s/ Peter J. Anderson
Name: Peter J. Anderson
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
3.1	June 23, 2006 Amendments to the Amended and Restated Bylaws of the Company
99.1	Press Release issued by Prestige Brands Holdings, Inc. dated June 26, 2006